Exhibit 10.2

AMENDMENT NO. 1 TO AMENDED AND

RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of September 29, 2021 (this “Amendment No. 1”), is by and among MEDICAL PROPERTIES TRUST, INC., a Maryland corporation (“Holdings”), MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the Additional Guarantors party hereto, the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).  Reference is made to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 15, 2021 (as amended, restated, replaced, supplemented or modified from time to time, the “Credit Agreement”), by and among Holdings, the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the Lenders and the Administrative Agent are willing to make such amendments as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO CREDIT Agreement.  As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

1.1Amendment to Section 7.1(f).  Section 7.1(f) of the Credit Agreement is amended by adding to the following proviso to the end of such Section 7.1(f): “; and provided further that such ratio may exceed 65% for the fiscal quarters ending September 30, 2021 and December 31, 2021 so long as such ratio does not exceed 70% as of such date of determination”.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF BORROWER AND HOLDINGS

In order to induce Lenders and Administrative Agent to enter into this Amendment No. 1, Borrower and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:

(i)each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment No. 1 and, as applicable, the Credit Agreement as amended by this Amendment No. 1 (the “Amended Agreement”);

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(ii)each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment No. 1;

(iii)no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment No. 1, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect;

(iv)the execution, delivery and performance of this Amendment No. 1 will not violate (i) the charter, by-laws or other constitutive documents of any Loan Party or (ii) any Requirement of Law or any Contractual Obligation of any Group Member, except, in the case of this clause (ii) for any such violation which could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation;

(v)this Amendment No. 1 has been duly executed and delivered by each Loan Party and this Amendment No. 1 and the Amended Agreement and are the legal, valid and binding obligations of each Loan Party party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(vi)the representations and warranties contained in Section 4 of the Credit Agreement are and will be true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; and

(vii)no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1 that would constitute a Default or Event of Default.

SECTION 3.  ACKNOWLEDGEMENT AND CONSENT

Each of Holdings and the undersigned Additional Guarantors (as defined in the Guarantee Agreement described below) has read this Amendment No. 1 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 1, the obligations of Holdings and such Additional Guarantor under each of the Loan Documents to which Holdings and such Additional Guarantor is a party shall not be impaired and each of the Loan Documents to which Holdings and such Additional Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

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Each of Holdings, the Additional Guarantors, and the Borrower hereby acknowledges and agrees that each reference to the “Credit Agreement” in the defined term “Guarantor Obligations” under, and as defined in, the Amended and Restated Guarantee Agreement, dated as of January 15, 2021, by and among Holdings, the Additional Guarantors, and the Administrative Agent (the “Guarantee Agreement”) will be understood to refer to the Credit Agreement (as amended hereby).

SECTION 4.CONDITIONS TO EFFECTIVENESS

Except as set forth below, Section 1 of this Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):

A.The Borrower, Holdings, the Additional Guarantors, the Administrative Agent and the Required Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.

B.The Lenders and the Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 10.5 of the Credit Agreement), incurred in connection with this Amendment No. 1.

SECTION 5.MISCELLANEOUS

A.Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

(iv)This Amendment No. 1 shall be deemed to be a “Loan Document”.

B.Headings.  Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

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C.Applicable Law.  THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.Counterparts; Effectiveness.  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 1 and/or any document to be signed in connection with this Amendment No. 1 and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.  As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name: R. Steven Hamner
Title: Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	MEDICAL PROPERTIES TRUST, LLC, its general partner
	By:	MEDICAL PROPERTIES TRUST, INC., its sole member

By:	/s/ R. Steven Hamner
Name: R. Steven Hamner
Title: Executive Vice President and Chief Financial Officer

[Signature Page – Amendment No. 1]

ADDITIONAL GUARANTORS:

MPT HARROW LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT GLASGOW LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT OSBORNE LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT STEPNEY GREEN LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT FULWOOD LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT GREAT MISSENDEN LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

[Signature Page – Amendment No. 1]

MPT ARNOLD LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT COMBE DOWN LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT GUILDFORD LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT BASINGSTOKE LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT CANTERBURY LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT CROYDON LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

[Signature Page – Amendment No. 1]

MPT ROCHDALE LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT ORPINGTON LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT SWINDON LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT MILTON KEYNES LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT ABERDEEN LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT WINCHESTER LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

[Signature Page – Amendment No. 1]

MPT HENDON LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT BECKENHAM LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT CARMARTHEN LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT BLACKBURN LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT BIDDENHAM LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT BLACKHEATH LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

[Signature Page – Amendment No. 1]

MPT WORTHING LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT BOLTON LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT EDGBASTON LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT DROITWICH SPA LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT DORCHESTER LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

MPT CHEADLE LTD

By:	/s/ James Barber-Lomax
Name: James Barber-Lomax
Title: Director

[Signature Page – Amendment No. 1]

EXECUTED by Evolution Trustees Limited	)
(ABN 29 611 839 519) as trustee of the MPT	)

Australia Realty Trust

/s/ Rupert Clive Smoker	/s/ Masri Huuck
Signature of director	Signature of director / company secretary (delete as applicable)

Rupert Clive Smoker	Masri Huuck
Name of director (print)	Name of director / company secretary (print)

[Signature Page – Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender, Issuing Lender and Swingline Lender

By:	/s/ Lance Buxkemper
Name: Lance Buxkemper
Title: Executive Director

[Signature Page – Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender, Issuing Lender and Swingline Lender

By:	/s/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President

[Signature Page – Amendment No. 1]

BARCLAYS BANK PLC, as a Lender, Issuing Lender and Swingline Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Signature Page – Amendment No. 1]

KEYBANK NATIONAL ASSOCIATION, as a Lender, Issuing Lender and Swingline Lender

By:	/s/ Peter Trazzera
Name: Peter Trazzera
Title: Vice President

[Signature Page – Amendment No. 1]

GOLDMAN SACHS BANK USA, as a Lender, Issuing Lender and Swingline Lender

By:	/s/ Dan Morris
Name: Dan Morris
Title: Authorized Signatory

[Signature Page – Amendment No. 1]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

By:	/s/ Rose Mary Perez
Name: Rose Mary Perez
Title: Managing Director

[Signature Page – Amendment No. 1]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jake Sigmund
Name: Jake Sigmund
Title: Authorized Signatory

[Signature Page – Amendment No. 1]

TRUIST BANK, as a Lender

By:	/s/ James Ford
Name: James Ford
Title: Managing Director

[Signature Page – Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrea S Chen
Name: Andrea S Chen
Title: Managing Director

[Signature Page – Amendment No. 1]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kerri Colwell
Name: Kerri Colwell
Title: Senior Vice President

[Signature Page – Amendment No. 1]

CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:	/s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

[Signature Page – Amendment No. 1]

FIRST HORIZON BANK, as a Lender

By:	/s/ Cathy Wind
Name: Cathy Wind
Title: SVP

[Signature Page – Amendment No. 1]

MUFG BANK, LTD., as a Lender

By:	/s/ Kevin Wood
Name: Kevin Wood
Title: Director

[Signature Page – Amendment No. 1]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Arjun Talwalkar
Name: Arjun Talwalkar
Title: Director

[Signature Page – Amendment No. 1]

HANCOCK WHITNEY BANK, as a Lender

By:	/s/ Michael Woodnorth
Name: Michael Woodnorth
Title: Vice President – Healthcare Banking

[Signature Page – Amendment No. 1]

BNP PARIBAS, as a Lender

By:	/s/ John Bosco
Name: John Bosco
Title: Managing Director

By:	/s/ David J. Foster
Name: David J. Foster
Title: Director

[Signature Page – Amendment No. 1]